Exhibit 99.(c)(12)

FEARNSALE This valuation is subject to our valuation disclaimer Ref# sff61703 Date: 21 December 2022 Name: GASLOG GENEVA Type: LNG Carrier IMO Number: 9707508 Built: 2016 Dwt: 87,760 Yard: Samsung Heavy Inds - Geoje Estimated value: MUSD 201.00 as per 21 December 2022

FEARNSALE This valuation is subject to our valuation disclaimer Ref# sff61703 Date: 21 December 2022 VALUATION DISCLAIMER (i) Introduction This valuation represents our opinion as to the fair and reasonable market value of the vessel(s) as specified, on the basis of the further assumptions set out herein as of the date hereof, and is given to the best of our knowledge. (ii) Main valuation assumptions This valuation is performed on the basis of ''willing seller and willing buyer'' at arm's length (assuming that no party is in a forced situation). The valuation is provided on a gross basis, not taking into account relevant transaction costs to bring a sale about. The valuation is provided on the basis of vessels being sold individually. No assurance can be given that the values can be sustained or are realisable in actual transactions. The valuation and particulars are statements of opinion and are not to be taken as representations of fact. The figures relate solely to our opinion of the market value as of the date given and should not be taken to apply to any other date. (iii) Factual assumptions and estimates and valuation methodology The valuation may be based on factual assumptions and estimations and in some cases forward looking estimates. There may also exist uncertainty relating to the facts in question. A breach of these assumptions may have consequences for the valuation, rendering it invalid or non-representable. Any forward looking estimates involve known and unknown risks, uncertainties and other factors which can result in a deviation from the estimates and might thus change the final result, outcome or development. Such forward looking statements may also be based on many assumptions relating to the vessel(s), the owner of the vessel and market conditions. The valuation methodology is adapted to each case, based on our professional judgment, and the valuation depends upon this. A change in the method or the weighing of different factors may have consequences for the valuation, rendering it invalid or non-representable. In addition, the valuation may require the exercise of judgment, and differences of opinion as to the judgments may have consequences for the valuation. Reference sales and prices might form part of our valuation, and such prices are only representative at and around the relevant time of transaction. Later transactions or subsequent market events might change the relevance of these prices significantly, and may have consequences for the valuation. New transactions concluded concurring with the finalization of our valuation may not have been taken into consideration. Estimation of potential sales prices based on estimates of bid- or ask prices on vessel(s) for sale might form part of our valuation, and its subjective and uncertain nature are prone to estimation errors. Our valuation does not take into consideration the form or level of debt, if any. Any value of market debts relating to the vessel(s) or secured mortgages in the vessel(s) are not taken into consideration. Furthermore, our valuation does not take into account the potential implicit value of the vessel(s) based on an enterprise- or equity value of the owner of the vessel. Material changes in these market prices will therefore be deemed irrelevant for our valuation. (iv) No physical inspection - good and seaworthy condition We have not made a physical inspection of the vessel, nor have we inspected the classification or maintenance records. Our opinion is based on information of the vessel stipulated in standard reference books, or obtained by other sources as we have deemed appropriate. We have assumed for the purpose of the valuation that the vessel is in good and seaworthy condition with prompt charter free delivery (unless otherwise noted), with her class fully maintained, free of conditions and recommendations, undamaged and normally equipped. We have not assessed the validity of employment contracts or the standing of charterers. Our assumptions are made irrespective of any actual knowledge of facts to the contrary. We assume no responsibility for the accuracy of such assumptions or information. Any person contemplating entering into a transaction or otherwise relying on this valuation should satisfy himself by inspection of the vessel or otherwise as to the correctness of the statements and assumptions which the valuation contains. (v) Conflicting mandates We might have valuation assignments and/or other advisory mandates for your competitors or for potential buyers of similar vessel(s), which could be construed as a conflict of interest. We might also be involved as advisor or otherwise in transactions for purchase or sale of vessel(s), which we for confidentiality reasons may not take into account in our valuations. (vi) Addressees This valuation is provided solely for the use of the person to whom it is addressed for the intended non-public purposes. No liability or responsibility can be accepted towards any other person, neither by ourselves or our officers or directors. The valuation should not be disclosed to any third party, published or circulated without our written permission. (vii) Date and duration This valuation has been made as of the date specified, and is only representative of the fair value as of this date. It does not purport to be forward looking, and any material facts or matters of any kind arising up to or beyond this date may have significance for the assumptions and the opinion and estimation of fair market value stated herein. This valuation shall be governed by the Agreement and Norwegian law, with Oslo city court as exclusive venue for any disputes arising in relation hereto.

FEARNSALE This valuation is subject to our valuation disclaimer Ref# sf3ac723 Date: 21 December 2022 Name: GASLOG GIBRALTAR Type: LNG Carrier IMO Number: 9707510 Built: 2016 Dwt: 87,981 Yard: Samsung Heavy Inds - Geoje Estimated value: MUSD 201.00 as per 21 December 2022

FEARNSALE This valuation is subject to our valuation disclaimer Ref# sf3ac723 Date: 21 December 2022 VALUATION DISCLAIMER (i) Introduction This valuation represents our opinion as to the fair and reasonable market value of the vessel(s) as specified, on the basis of the further assumptions set out herein as of the date hereof, and is given to the best of our knowledge. (ii) Main valuation assumptions This valuation is performed on the basis of ''willing seller and willing buyer'' at arm's length (assuming that no party is in a forced situation). The valuation is provided on a gross basis, not taking into account relevant transaction costs to bring a sale about. The valuation is provided on the basis of vessels being sold individually. No assurance can be given that the values can be sustained or are realisable in actual transactions. The valuation and particulars are statements of opinion and are not to be taken as representations of fact. The figures relate solely to our opinion of the market value as of the date given and should not be taken to apply to any other date. (iii) Factual assumptions and estimates and valuation methodology The valuation may be based on factual assumptions and estimations and in some cases forward looking estimates. There may also exist uncertainty relating to the facts in question. A breach of these assumptions may have consequences for the valuation, rendering it invalid or non-representable. Any forward looking estimates involve known and unknown risks, uncertainties and other factors which can result in a deviation from the estimates and might thus change the final result, outcome or development. Such forward looking statements may also be based on many assumptions relating to the vessel(s), the owner of the vessel and market conditions. The valuation methodology is adapted to each case, based on our professional judgment, and the valuation depends upon this. A change in the method or the weighing of different factors may have consequences for the valuation, rendering it invalid or non-representable. In addition, the valuation may require the exercise of judgment, and differences of opinion as to the judgments may have consequences for the valuation. Reference sales and prices might form part of our valuation, and such prices are only representative at and around the relevant time of transaction. Later transactions or subsequent market events might change the relevance of these prices significantly, and may have consequences for the valuation. New transactions concluded concurring with the finalization of our valuation may not have been taken into consideration. Estimation of potential sales prices based on estimates of bid- or ask prices on vessel(s) for sale might form part of our valuation, and its subjective and uncertain nature are prone to estimation errors. Our valuation does not take into consideration the form or level of debt, if any. Any value of market debts relating to the vessel(s) or secured mortgages in the vessel(s) are not taken into consideration. Furthermore, our valuation does not take into account the potential implicit value of the vessel(s) based on an enterprise- or equity value of the owner of the vessel. Material changes in these market prices will therefore be deemed irrelevant for our valuation. (iv) No physical inspection - good and seaworthy condition We have not made a physical inspection of the vessel, nor have we inspected the classification or maintenance records. Our opinion is based on information of the vessel stipulated in standard reference books, or obtained by other sources as we have deemed appropriate. We have assumed for the purpose of the valuation that the vessel is in good and seaworthy condition with prompt charter free delivery (unless otherwise noted), with her class fully maintained, free of conditions and recommendations, undamaged and normally equipped. We have not assessed the validity of employment contracts or the standing of charterers. Our assumptions are made irrespective of any actual knowledge of facts to the contrary. We assume no responsibility for the accuracy of such assumptions or information. Any person contemplating entering into a transaction or otherwise relying on this valuation should satisfy himself by inspection of the vessel or otherwise as to the correctness of the statements and assumptions which the valuation contains. (v) Conflicting mandates We might have valuation assignments and/or other advisory mandates for your competitors or for potential buyers of similar vessel(s), which could be construed as a conflict of interest. We might also be involved as advisor or otherwise in transactions for purchase or sale of vessel(s), which we for confidentiality reasons may not take into account in our valuations. (vi) Addressees This valuation is provided solely for the use of the person to whom it is addressed for the intended non-public purposes. No liability or responsibility can be accepted towards any other person, neither by ourselves or our officers or directors. The valuation should not be disclosed to any third party, published or circulated without our written permission. (vii) Date and duration This valuation has been made as of the date specified, and is only representative of the fair value as of this date. It does not purport to be forward looking, and any material facts or matters of any kind arising up to or beyond this date may have significance for the assumptions and the opinion and estimation of fair market value stated herein. This valuation shall be governed by the Agreement and Norwegian law, with Oslo city court as exclusive venue for any disputes arising in relation hereto.

FEARNSALE This valuation is subject to our valuation disclaimer Ref# sf66bdec Date: 21 December 2022 Name: GASLOG GLASGOW Type: LNG Carrier IMO Number: 9687021 Built: 2016 Dwt: 87,889 Yard: Samsung Heavy Inds - Geoje Estimated value: MUSD 199.00 as per 21 December 2022

FEARNSALE This valuation is subject to our valuation disclaimer Ref# sf66bdec Date: 21 December 2022 VALUATION DISCLAIMER (i) Introduction This valuation represents our opinion as to the fair and reasonable market value of the vessel(s) as specified, on the basis of the further assumptions set out herein as of the date hereof, and is given to the best of our knowledge. (ii) Main valuation assumptions This valuation is performed on the basis of ''willing seller and willing buyer'' at arm's length (assuming that no party is in a forced situation). The valuation is provided on a gross basis, not taking into account relevant transaction costs to bring a sale about. The valuation is provided on the basis of vessels being sold individually. No assurance can be given that the values can be sustained or are realisable in actual transactions. The valuation and particulars are statements of opinion and are not to be taken as representations of fact. The figures relate solely to our opinion of the market value as of the date given and should not be taken to apply to any other date. (iii) Factual assumptions and estimates and valuation methodology The valuation may be based on factual assumptions and estimations and in some cases forward looking estimates. There may also exist uncertainty relating to the facts in question. A breach of these assumptions may have consequences for the valuation, rendering it invalid or non-representable. Any forward looking estimates involve known and unknown risks, uncertainties and other factors which can result in a deviation from the estimates and might thus change the final result, outcome or development. Such forward looking statements may also be based on many assumptions relating to the vessel(s), the owner of the vessel and market conditions. The valuation methodology is adapted to each case, based on our professional judgment, and the valuation depends upon this. A change in the method or the weighing of different factors may have consequences for the valuation, rendering it invalid or non-representable. In addition, the valuation may require the exercise of judgment, and differences of opinion as to the judgments may have consequences for the valuation. Reference sales and prices might form part of our valuation, and such prices are only representative at and around the relevant time of transaction. Later transactions or subsequent market events might change the relevance of these prices significantly, and may have consequences for the valuation. New transactions concluded concurring with the finalization of our valuation may not have been taken into consideration. Estimation of potential sales prices based on estimates of bid- or ask prices on vessel(s) for sale might form part of our valuation, and its subjective and uncertain nature are prone to estimation errors. Our valuation does not take into consideration the form or level of debt, if any. Any value of market debts relating to the vessel(s) or secured mortgages in the vessel(s) are not taken into consideration. Furthermore, our valuation does not take into account the potential implicit value of the vessel(s) based on an enterprise- or equity value of the owner of the vessel. Material changes in these market prices will therefore be deemed irrelevant for our valuation. (iv) No physical inspection - good and seaworthy condition We have not made a physical inspection of the vessel, nor have we inspected the classification or maintenance records. Our opinion is based on information of the vessel stipulated in standard reference books, or obtained by other sources as we have deemed appropriate. We have assumed for the purpose of the valuation that the vessel is in good and seaworthy condition with prompt charter free delivery (unless otherwise noted), with her class fully maintained, free of conditions and recommendations, undamaged and normally equipped. We have not assessed the validity of employment contracts or the standing of charterers. Our assumptions are made irrespective of any actual knowledge of facts to the contrary. We assume no responsibility for the accuracy of such assumptions or information. Any person contemplating entering into a transaction or otherwise relying on this valuation should satisfy himself by inspection of the vessel or otherwise as to the correctness of the statements and assumptions which the valuation contains. (v) Conflicting mandates We might have valuation assignments and/or other advisory mandates for your competitors or for potential buyers of similar vessel(s), which could be construed as a conflict of interest. We might also be involved as advisor or otherwise in transactions for purchase or sale of vessel(s), which we for confidentiality reasons may not take into account in our valuations. (vi) Addressees This valuation is provided solely for the use of the person to whom it is addressed for the intended non-public purposes. No liability or responsibility can be accepted towards any other person, neither by ourselves or our officers or directors. The valuation should not be disclosed to any third party, published or circulated without our written permission. (vii) Date and duration This valuation has been made as of the date specified, and is only representative of the fair value as of this date. It does not purport to be forward looking, and any material facts or matters of any kind arising up to or beyond this date may have significance for the assumptions and the opinion and estimation of fair market value stated herein. This valuation shall be governed by the Agreement and Norwegian law, with Oslo city court as exclusive venue for any disputes arising in relation hereto.

FEARNSALE This valuation is subject to our valuation disclaimer Ref# sf1bdad7 Date: 21 December 2022 Name: GASLOG GREECE Type: LNG Carrier IMO Number: 9687019 Built: 2016 Dwt: 87,975 Yard: Samsung Heavy Inds - Geoje Estimated value: MUSD 197.00 as per 21 December 2022

FEARNSALE This valuation is subject to our valuation disclaimer Ref# sf1bdad7 Date: 21 December 2022 VALUATION DISCLAIMER (i) Introduction This valuation represents our opinion as to the fair and reasonable market value of the vessel(s) as specified, on the basis of the further assumptions set out herein as of the date hereof, and is given to the best of our knowledge. (ii) Main valuation assumptions This valuation is performed on the basis of ''willing seller and willing buyer'' at arm's length (assuming that no party is in a forced situation). The valuation is provided on a gross basis, not taking into account relevant transaction costs to bring a sale about. The valuation is provided on the basis of vessels being sold individually. No assurance can be given that the values can be sustained or are realisable in actual transactions. The valuation and particulars are statements of opinion and are not to be taken as representations of fact. The figures relate solely to our opinion of the market value as of the date given and should not be taken to apply to any other date. (iii) Factual assumptions and estimates and valuation methodology The valuation may be based on factual assumptions and estimations and in some cases forward looking estimates. There may also exist uncertainty relating to the facts in question. A breach of these assumptions may have consequences for the valuation, rendering it invalid or non-representable. Any forward looking estimates involve known and unknown risks, uncertainties and other factors which can result in a deviation from the estimates and might thus change the final result, outcome or development. Such forward looking statements may also be based on many assumptions relating to the vessel(s), the owner of the vessel and market conditions. The valuation methodology is adapted to each case, based on our professional judgment, and the valuation depends upon this. A change in the method or the weighing of different factors may have consequences for the valuation, rendering it invalid or non-representable. In addition, the valuation may require the exercise of judgment, and differences of opinion as to the judgments may have consequences for the valuation. Reference sales and prices might form part of our valuation, and such prices are only representative at and around the relevant time of transaction. Later transactions or subsequent market events might change the relevance of these prices significantly, and may have consequences for the valuation. New transactions concluded concurring with the finalization of our valuation may not have been taken into consideration. Estimation of potential sales prices based on estimates of bid- or ask prices on vessel(s) for sale might form part of our valuation, and its subjective and uncertain nature are prone to estimation errors. Our valuation does not take into consideration the form or level of debt, if any. Any value of market debts relating to the vessel(s) or secured mortgages in the vessel(s) are not taken into consideration. Furthermore, our valuation does not take into account the potential implicit value of the vessel(s) based on an enterprise- or equity value of the owner of the vessel. Material changes in these market prices will therefore be deemed irrelevant for our valuation. (iv) No physical inspection - good and seaworthy condition We have not made a physical inspection of the vessel, nor have we inspected the classification or maintenance records. Our opinion is based on information of the vessel stipulated in standard reference books, or obtained by other sources as we have deemed appropriate. We have assumed for the purpose of the valuation that the vessel is in good and seaworthy condition with prompt charter free delivery (unless otherwise noted), with her class fully maintained, free of conditions and recommendations, undamaged and normally equipped. We have not assessed the validity of employment contracts or the standing of charterers. Our assumptions are made irrespective of any actual knowledge of facts to the contrary. We assume no responsibility for the accuracy of such assumptions or information. Any person contemplating entering into a transaction or otherwise relying on this valuation should satisfy himself by inspection of the vessel or otherwise as to the correctness of the statements and assumptions which the valuation contains. (v) Conflicting mandates We might have valuation assignments and/or other advisory mandates for your competitors or for potential buyers of similar vessel(s), which could be construed as a conflict of interest. We might also be involved as advisor or otherwise in transactions for purchase or sale of vessel(s), which we for confidentiality reasons may not take into account in our valuations. (vi) Addressees This valuation is provided solely for the use of the person to whom it is addressed for the intended non-public purposes. No liability or responsibility can be accepted towards any other person, neither by ourselves or our officers or directors. The valuation should not be disclosed to any third party, published or circulated without our written permission. (vii) Date and duration This valuation has been made as of the date specified, and is only representative of the fair value as of this date. It does not purport to be forward looking, and any material facts or matters of any kind arising up to or beyond this date may have significance for the assumptions and the opinion and estimation of fair market value stated herein. This valuation shall be governed by the Agreement and Norwegian law, with Oslo city court as exclusive venue for any disputes arising in relation hereto.

FEARNSALE This valuation is subject to our valuation disclaimer Ref# sf667009 Date: 21 December 2022 Name: GASLOG SANTIAGO Type: LNG Carrier IMO Number: 9600530 Built: 2013 Dwt: 82,178 Yard: Samsung Heavy Inds - Geoje Estimated value: MUSD 148.00 as per 21 December 2022

FEARNSALE This valuation is subject to our valuation disclaimer Ref# sf667009 Date: 21 December 2022 VALUATION DISCLAIMER (i) Introduction This valuation represents our opinion as to the fair and reasonable market value of the vessel(s) as specified, on the basis of the further assumptions set out herein as of the date hereof, and is given to the best of our knowledge. (ii) Main valuation assumptions This valuation is performed on the basis of ''willing seller and willing buyer'' at arm's length (assuming that no party is in a forced situation). The valuation is provided on a gross basis, not taking into account relevant transaction costs to bring a sale about. The valuation is provided on the basis of vessels being sold individually. No assurance can be given that the values can be sustained or are realisable in actual transactions. The valuation and particulars are statements of opinion and are not to be taken as representations of fact. The figures relate solely to our opinion of the market value as of the date given and should not be taken to apply to any other date. (iii) Factual assumptions and estimates and valuation methodology The valuation may be based on factual assumptions and estimations and in some cases forward looking estimates. There may also exist uncertainty relating to the facts in question. A breach of these assumptions may have consequences for the valuation, rendering it invalid or non-representable. Any forward looking estimates involve known and unknown risks, uncertainties and other factors which can result in a deviation from the estimates and might thus change the final result, outcome or development. Such forward looking statements may also be based on many assumptions relating to the vessel(s), the owner of the vessel and market conditions. The valuation methodology is adapted to each case, based on our professional judgment, and the valuation depends upon this. A change in the method or the weighing of different factors may have consequences for the valuation, rendering it invalid or non-representable. In addition, the valuation may require the exercise of judgment, and differences of opinion as to the judgments may have consequences for the valuation. Reference sales and prices might form part of our valuation, and such prices are only representative at and around the relevant time of transaction. Later transactions or subsequent market events might change the relevance of these prices significantly, and may have consequences for the valuation. New transactions concluded concurring with the finalization of our valuation may not have been taken into consideration. Estimation of potential sales prices based on estimates of bid- or ask prices on vessel(s) for sale might form part of our valuation, and its subjective and uncertain nature are prone to estimation errors. Our valuation does not take into consideration the form or level of debt, if any. Any value of market debts relating to the vessel(s) or secured mortgages in the vessel(s) are not taken into consideration. Furthermore, our valuation does not take into account the potential implicit value of the vessel(s) based on an enterprise- or equity value of the owner of the vessel. Material changes in these market prices will therefore be deemed irrelevant for our valuation. (iv) No physical inspection - good and seaworthy condition We have not made a physical inspection of the vessel, nor have we inspected the classification or maintenance records. Our opinion is based on information of the vessel stipulated in standard reference books, or obtained by other sources as we have deemed appropriate. We have assumed for the purpose of the valuation that the vessel is in good and seaworthy condition with prompt charter free delivery (unless otherwise noted), with her class fully maintained, free of conditions and recommendations, undamaged and normally equipped. We have not assessed the validity of employment contracts or the standing of charterers. Our assumptions are made irrespective of any actual knowledge of facts to the contrary. We assume no responsibility for the accuracy of such assumptions or information. Any person contemplating entering into a transaction or otherwise relying on this valuation should satisfy himself by inspection of the vessel or otherwise as to the correctness of the statements and assumptions which the valuation contains. (v) Conflicting mandates We might have valuation assignments and/or other advisory mandates for your competitors or for potential buyers of similar vessel(s), which could be construed as a conflict of interest. We might also be involved as advisor or otherwise in transactions for purchase or sale of vessel(s), which we for confidentiality reasons may not take into account in our valuations. (vi) Addressees This valuation is provided solely for the use of the person to whom it is addressed for the intended non-public purposes. No liability or responsibility can be accepted towards any other person, neither by ourselves or our officers or directors. The valuation should not be disclosed to any third party, published or circulated without our written permission. (vii) Date and duration This valuation has been made as of the date specified, and is only representative of the fair value as of this date. It does not purport to be forward looking, and any material facts or matters of any kind arising up to or beyond this date may have significance for the assumptions and the opinion and estimation of fair market value stated herein. This valuation shall be governed by the Agreement and Norwegian law, with Oslo city court as exclusive venue for any disputes arising in relation hereto.

FEARNSALE This valuation is subject to our valuation disclaimer Ref# sf8 aa6a7 Date: 21 December 2022 Name: GASLOG SEATTLE Type: LNG Carrier IMO Number: 9634086 Built: 2013 Dwt: 81,982 Yard: Samsung Heavy Inds - Geoje Estimated value: MUSD 150.00 as per 21 December 2022

FEARNSALE This valuation is subject to our valuation disclaimer Ref# sf8 aa6a7 Date: 21 December 2022 VALUATION DISCLAIMER (i) Introduction This valuation represents our opinion as to the fair and reasonable market value of the vessel(s) as specified, on the basis of the further assumptions set out herein as of the date hereof, and is given to the best of our knowledge. (ii) Main valuation assumptions This valuation is performed on the basis of ''willing seller and willing buyer'' at arm's length (assuming that no party is in a forced situation). The valuation is provided on a gross basis, not taking into account relevant transaction costs to bring a sale about. The valuation is provided on the basis of vessels being sold individually. No assurance can be given that the values can be sustained or are realisable in actual transactions. The valuation and particulars are statements of opinion and are not to be taken as representations of fact. The figures relate solely to our opinion of the market value as of the date given and should not be taken to apply to any other date. (iii) Factual assumptions and estimates and valuation methodology The valuation may be based on factual assumptions and estimations and in some cases forward looking estimates. There may also exist uncertainty relating to the facts in question. A breach of these assumptions may have consequences for the valuation, rendering it invalid or non-representable. Any forward looking estimates involve known and unknown risks, uncertainties and other factors which can result in a deviation from the estimates and might thus change the final result, outcome or development. Such forward looking statements may also be based on many assumptions relating to the vessel(s), the owner of the vessel and market conditions. The valuation methodology is adapted to each case, based on our professional judgment, and the valuation depends upon this. A change in the method or the weighing of different factors may have consequences for the valuation, rendering it invalid or non-representable. In addition, the valuation may require the exercise of judgment, and differences of opinion as to the judgments may have consequences for the valuation. Reference sales and prices might form part of our valuation, and such prices are only representative at and around the relevant time of transaction. Later transactions or subsequent market events might change the relevance of these prices significantly, and may have consequences for the valuation. New transactions concluded concurring with the finalization of our valuation may not have been taken into consideration. Estimation of potential sales prices based on estimates of bid- or ask prices on vessel(s) for sale might form part of our valuation, and its subjective and uncertain nature are prone to estimation errors. Our valuation does not take into consideration the form or level of debt, if any. Any value of market debts relating to the vessel(s) or secured mortgages in the vessel(s) are not taken into consideration. Furthermore, our valuation does not take into account the potential implicit value of the vessel(s) based on an enterprise- or equity value of the owner of the vessel. Material changes in these market prices will therefore be deemed irrelevant for our valuation. (iv) No physical inspection - good and seaworthy condition We have not made a physical inspection of the vessel, nor have we inspected the classification or maintenance records. Our opinion is based on information of the vessel stipulated in standard reference books, or obtained by other sources as we have deemed appropriate. We have assumed for the purpose of the valuation that the vessel is in good and seaworthy condition with prompt charter free delivery (unless otherwise noted), with her class fully maintained, free of conditions and recommendations, undamaged and normally equipped. We have not assessed the validity of employment contracts or the standing of charterers. Our assumptions are made irrespective of any actual knowledge of facts to the contrary. We assume no responsibility for the accuracy of such assumptions or information. Any person contemplating entering into a transaction or otherwise relying on this valuation should satisfy himself by inspection of the vessel or otherwise as to the correctness of the statements and assumptions which the valuation contains. (v) Conflicting mandates We might have valuation assignments and/or other advisory mandates for your competitors or for potential buyers of similar vessel(s), which could be construed as a conflict of interest. We might also be involved as advisor or otherwise in transactions for purchase or sale of vessel(s), which we for confidentiality reasons may not take into account in our valuations. (vi) Addressees This valuation is provided solely for the use of the person to whom it is addressed for the intended non-public purposes. No liability or responsibility can be accepted towards any other person, neither by ourselves or our officers or directors. The valuation should not be disclosed to any third party, published or circulated without our written permission. (vii) Date and duration This valuation has been made as of the date specified, and is only representative of the fair value as of this date. It does not purport to be forward looking, and any material facts or matters of any kind arising up to or beyond this date may have significance for the assumptions and the opinion and estimation of fair market value stated herein. This valuation shall be governed by the Agreement and Norwegian law, with Oslo city court as exclusive venue for any disputes arising in relation hereto.

FEARNSALE This valuation is subject to our valuation disclaimer Ref# sfaa0c28 Date: 21 December 2022 Name: SOLARIS Type: LNG Carrier IMO Number: 9634098 Built: 2014 Dwt: 81,853 Yard: Samsung Heavy Inds - Geoje Estimated value: MUSD 160.00 as per 21 December 2022

FEARNSALE This valuation is subject to our valuation disclaimer Ref# sfaa0c28 Date: 21 December 2022 VALUATION DISCLAIMER (i) Introduction This valuation represents our opinion as to the fair and reasonable market value of the vessel(s) as specified, on the basis of the further assumptions set out herein as of the date hereof, and is given to the best of our knowledge. (ii) Main valuation assumptions This valuation is performed on the basis of ''willing seller and willing buyer'' at arm's length (assuming that no party is in a forced situation). The valuation is provided on a gross basis, not taking into account relevant transaction costs to bring a sale about. The valuation is provided on the basis of vessels being sold individually. No assurance can be given that the values can be sustained or are realisable in actual transactions. The valuation and particulars are statements of opinion and are not to be taken as representations of fact. The figures relate solely to our opinion of the market value as of the date given and should not be taken to apply to any other date. (iii) Factual assumptions and estimates and valuation methodology The valuation may be based on factual assumptions and estimations and in some cases forward looking estimates. There may also exist uncertainty relating to the facts in question. A breach of these assumptions may have consequences for the valuation, rendering it invalid or non-representable. Any forward looking estimates involve known and unknown risks, uncertainties and other factors which can result in a deviation from the estimates and might thus change the final result, outcome or development. Such forward looking statements may also be based on many assumptions relating to the vessel(s), the owner of the vessel and market conditions. The valuation methodology is adapted to each case, based on our professional judgment, and the valuation depends upon this. A change in the method or the weighing of different factors may have consequences for the valuation, rendering it invalid or non-representable. In addition, the valuation may require the exercise of judgment, and differences of opinion as to the judgments may have consequences for the valuation. Reference sales and prices might form part of our valuation, and such prices are only representative at and around the relevant time of transaction. Later transactions or subsequent market events might change the relevance of these prices significantly, and may have consequences for the valuation. New transactions concluded concurring with the finalization of our valuation may not have been taken into consideration. Estimation of potential sales prices based on estimates of bid- or ask prices on vessel(s) for sale might form part of our valuation, and its subjective and uncertain nature are prone to estimation errors. Our valuation does not take into consideration the form or level of debt, if any. Any value of market debts relating to the vessel(s) or secured mortgages in the vessel(s) are not taken into consideration. Furthermore, our valuation does not take into account the potential implicit value of the vessel(s) based on an enterprise- or equity value of the owner of the vessel. Material changes in these market prices will therefore be deemed irrelevant for our valuation. (iv) No physical inspection - good and seaworthy condition We have not made a physical inspection of the vessel, nor have we inspected the classification or maintenance records. Our opinion is based on information of the vessel stipulated in standard reference books, or obtained by other sources as we have deemed appropriate. We have assumed for the purpose of the valuation that the vessel is in good and seaworthy condition with prompt charter free delivery (unless otherwise noted), with her class fully maintained, free of conditions and recommendations, undamaged and normally equipped. We have not assessed the validity of employment contracts or the standing of charterers. Our assumptions are made irrespective of any actual knowledge of facts to the contrary. We assume no responsibility for the accuracy of such assumptions or information. Any person contemplating entering into a transaction or otherwise relying on this valuation should satisfy himself by inspection of the vessel or otherwise as to the correctness of the statements and assumptions which the valuation contains. (v) Conflicting mandates We might have valuation assignments and/or other advisory mandates for your competitors or for potential buyers of similar vessel(s), which could be construed as a conflict of interest. We might also be involved as advisor or otherwise in transactions for purchase or sale of vessel(s), which we for confidentiality reasons may not take into account in our valuations. (vi) Addressees This valuation is provided solely for the use of the person to whom it is addressed for the intended non-public purposes. No liability or responsibility can be accepted towards any other person, neither by ourselves or our officers or directors. The valuation should not be disclosed to any third party, published or circulated without our written permission. (vii) Date and duration This valuation has been made as of the date specified, and is only representative of the fair value as of this date. It does not purport to be forward looking, and any material facts or matters of any kind arising up to or beyond this date may have significance for the assumptions and the opinion and estimation of fair market value stated herein. This valuation shall be governed by the Agreement and Norwegian law, with Oslo city court as exclusive venue for any disputes arising in relation hereto.

FEARNSALE This valuation is subject to our valuation disclaimer Ref# sf8 4ce94 Date: 21 December 2022 Name: GASLOG SYDNEY Type: LNG Carrier IMO Number: 9626273 Built: 2013 Dwt: 82,010 Yard: Samsung Heavy Inds - Geoje Estimated value: MUSD 148.00 as per 21 December 2022

FEARNSALE This valuation is subject to our valuation disclaimer Ref# sf8 4ce94 Date: 21 December 2022 VALUATION DISCLAIMER (i) Introduction This valuation represents our opinion as to the fair and reasonable market value of the vessel(s) as specified, on the basis of the further assumptions set out herein as of the date hereof, and is given to the best of our knowledge. (ii) Main valuation assumptions This valuation is performed on the basis of ''willing seller and willing buyer'' at arm's length (assuming that no party is in a forced situation). The valuation is provided on a gross basis, not taking into account relevant transaction costs to bring a sale about. The valuation is provided on the basis of vessels being sold individually. No assurance can be given that the values can be sustained or are realisable in actual transactions. The valuation and particulars are statements of opinion and are not to be taken as representations of fact. The figures relate solely to our opinion of the market value as of the date given and should not be taken to apply to any other date. (iii) Factual assumptions and estimates and valuation methodology The valuation may be based on factual assumptions and estimations and in some cases forward looking estimates. There may also exist uncertainty relating to the facts in question. A breach of these assumptions may have consequences for the valuation, rendering it invalid or non-representable. Any forward looking estimates involve known and unknown risks, uncertainties and other factors which can result in a deviation from the estimates and might thus change the final result, outcome or development. Such forward looking statements may also be based on many assumptions relating to the vessel(s), the owner of the vessel and market conditions. The valuation methodology is adapted to each case, based on our professional judgment, and the valuation depends upon this. A change in the method or the weighing of different factors may have consequences for the valuation, rendering it invalid or non-representable. In addition, the valuation may require the exercise of judgment, and differences of opinion as to the judgments may have consequences for the valuation. Reference sales and prices might form part of our valuation, and such prices are only representative at and around the relevant time of transaction. Later transactions or subsequent market events might change the relevance of these prices significantly, and may have consequences for the valuation. New transactions concluded concurring with the finalization of our valuation may not have been taken into consideration. Estimation of potential sales prices based on estimates of bid- or ask prices on vessel(s) for sale might form part of our valuation, and its subjective and uncertain nature are prone to estimation errors. Our valuation does not take into consideration the form or level of debt, if any. Any value of market debts relating to the vessel(s) or secured mortgages in the vessel(s) are not taken into consideration. Furthermore, our valuation does not take into account the potential implicit value of the vessel(s) based on an enterprise- or equity value of the owner of the vessel. Material changes in these market prices will therefore be deemed irrelevant for our valuation. (iv) No physical inspection - good and seaworthy condition We have not made a physical inspection of the vessel, nor have we inspected the classification or maintenance records. Our opinion is based on information of the vessel stipulated in standard reference books, or obtained by other sources as we have deemed appropriate. We have assumed for the purpose of the valuation that the vessel is in good and seaworthy condition with prompt charter free delivery (unless otherwise noted), with her class fully maintained, free of conditions and recommendations, undamaged and normally equipped. We have not assessed the validity of employment contracts or the standing of charterers. Our assumptions are made irrespective of any actual knowledge of facts to the contrary. We assume no responsibility for the accuracy of such assumptions or information. Any person contemplating entering into a transaction or otherwise relying on this valuation should satisfy himself by inspection of the vessel or otherwise as to the correctness of the statements and assumptions which the valuation contains. (v) Conflicting mandates We might have valuation assignments and/or other advisory mandates for your competitors or for potential buyers of similar vessel(s), which could be construed as a conflict of interest. We might also be involved as advisor or otherwise in transactions for purchase or sale of vessel(s), which we for confidentiality reasons may not take into account in our valuations. (vi) Addressees This valuation is provided solely for the use of the person to whom it is addressed for the intended non-public purposes. No liability or responsibility can be accepted towards any other person, neither by ourselves or our officers or directors. The valuation should not be disclosed to any third party, published or circulated without our written permission. (vii) Date and duration This valuation has been made as of the date specified, and is only representative of the fair value as of this date. It does not purport to be forward looking, and any material facts or matters of any kind arising up to or beyond this date may have significance for the assumptions and the opinion and estimation of fair market value stated herein. This valuation shall be governed by the Agreement and Norwegian law, with Oslo city court as exclusive venue for any disputes arising in relation hereto.

FEARNSALE This valuation is subject to our valuation disclaimer Ref# sf01a36e Date: 21 December 2022 Name: METHANE ALISON VICTORIA Type: LNG Carrier IMO Number: 9321768 Built: 2007 Dwt: 79,058 Yard: Samsung Heavy Inds - Geoje Estimated value: MUSD 65.00 as per 21 December 2022

FEARNSALE This valuation is subject to our valuation disclaimer Ref# sf01a36e Date: 21 December 2022 VALUATION DISCLAIMER (i) Introduction This valuation represents our opinion as to the fair and reasonable market value of the vessel(s) as specified, on the basis of the further assumptions set out herein as of the date hereof, and is given to the best of our knowledge. (ii) Main valuation assumptions This valuation is performed on the basis of ''willing seller and willing buyer'' at arm's length (assuming that no party is in a forced situation). The valuation is provided on a gross basis, not taking into account relevant transaction costs to bring a sale about. The valuation is provided on the basis of vessels being sold individually. No assurance can be given that the values can be sustained or are realisable in actual transactions. The valuation and particulars are statements of opinion and are not to be taken as representations of fact. The figures relate solely to our opinion of the market value as of the date given and should not be taken to apply to any other date. (iii) Factual assumptions and estimates and valuation methodology The valuation may be based on factual assumptions and estimations and in some cases forward looking estimates. There may also exist uncertainty relating to the facts in question. A breach of these assumptions may have consequences for the valuation, rendering it invalid or non-representable. Any forward looking estimates involve known and unknown risks, uncertainties and other factors which can result in a deviation from the estimates and might thus change the final result, outcome or development. Such forward looking statements may also be based on many assumptions relating to the vessel(s), the owner of the vessel and market conditions. The valuation methodology is adapted to each case, based on our professional judgment, and the valuation depends upon this. A change in the method or the weighing of different factors may have consequences for the valuation, rendering it invalid or non-representable. In addition, the valuation may require the exercise of judgment, and differences of opinion as to the judgments may have consequences for the valuation. Reference sales and prices might form part of our valuation, and such prices are only representative at and around the relevant time of transaction. Later transactions or subsequent market events might change the relevance of these prices significantly, and may have consequences for the valuation. New transactions concluded concurring with the finalization of our valuation may not have been taken into consideration. Estimation of potential sales prices based on estimates of bid- or ask prices on vessel(s) for sale might form part of our valuation, and its subjective and uncertain nature are prone to estimation errors. Our valuation does not take into consideration the form or level of debt, if any. Any value of market debts relating to the vessel(s) or secured mortgages in the vessel(s) are not taken into consideration. Furthermore, our valuation does not take into account the potential implicit value of the vessel(s) based on an enterprise- or equity value of the owner of the vessel. Material changes in these market prices will therefore be deemed irrelevant for our valuation. (iv) No physical inspection - good and seaworthy condition We have not made a physical inspection of the vessel, nor have we inspected the classification or maintenance records. Our opinion is based on information of the vessel stipulated in standard reference books, or obtained by other sources as we have deemed appropriate. We have assumed for the purpose of the valuation that the vessel is in good and seaworthy condition with prompt charter free delivery (unless otherwise noted), with her class fully maintained, free of conditions and recommendations, undamaged and normally equipped. We have not assessed the validity of employment contracts or the standing of charterers. Our assumptions are made irrespective of any actual knowledge of facts to the contrary. We assume no responsibility for the accuracy of such assumptions or information. Any person contemplating entering into a transaction or otherwise relying on this valuation should satisfy himself by inspection of the vessel or otherwise as to the correctness of the statements and assumptions which the valuation contains. (v) Conflicting mandates We might have valuation assignments and/or other advisory mandates for your competitors or for potential buyers of similar vessel(s), which could be construed as a conflict of interest. We might also be involved as advisor or otherwise in transactions for purchase or sale of vessel(s), which we for confidentiality reasons may not take into account in our valuations. (vi) Addressees This valuation is provided solely for the use of the person to whom it is addressed for the intended non-public purposes. No liability or responsibility can be accepted towards any other person, neither by ourselves or our officers or directors. The valuation should not be disclosed to any third party, published or circulated without our written permission. (vii) Date and duration This valuation has been made as of the date specified, and is only representative of the fair value as of this date. It does not purport to be forward looking, and any material facts or matters of any kind arising up to or beyond this date may have significance for the assumptions and the opinion and estimation of fair market value stated herein. This valuation shall be governed by the Agreement and Norwegian law, with Oslo city court as exclusive venue for any disputes arising in relation hereto.

FEARNSALE This valuation is subject to our valuation disclaimer Ref# sfaaf490 Date: 21 December 2022 Name: METHANE BECKI ANNE Type: LNG Carrier IMO Number: 9516129 Built: 2010 Dwt: 86,269 Yard: Samsung Heavy Inds - Geoje Estimated value: MUSD 145.00 as per 21 December 2022

FEARNSALE This valuation is subject to our valuation disclaimer Ref# sfaaf490 Date: 21 December 2022 VALUATION DISCLAIMER (i) Introduction This valuation represents our opinion as to the fair and reasonable market value of the vessel(s) as specified, on the basis of the further assumptions set out herein as of the date hereof, and is given to the best of our knowledge. (ii) Main valuation assumptions This valuation is performed on the basis of ''willing seller and willing buyer'' at arm's length (assuming that no party is in a forced situation). The valuation is provided on a gross basis, not taking into account relevant transaction costs to bring a sale about. The valuation is provided on the basis of vessels being sold individually. No assurance can be given that the values can be sustained or are realisable in actual transactions. The valuation and particulars are statements of opinion and are not to be taken as representations of fact. The figures relate solely to our opinion of the market value as of the date given and should not be taken to apply to any other date. (iii) Factual assumptions and estimates and valuation methodology The valuation may be based on factual assumptions and estimations and in some cases forward looking estimates. There may also exist uncertainty relating to the facts in question. A breach of these assumptions may have consequences for the valuation, rendering it invalid or non-representable. Any forward looking estimates involve known and unknown risks, uncertainties and other factors which can result in a deviation from the estimates and might thus change the final result, outcome or development. Such forward looking statements may also be based on many assumptions relating to the vessel(s), the owner of the vessel and market conditions. The valuation methodology is adapted to each case, based on our professional judgment, and the valuation depends upon this. A change in the method or the weighing of different factors may have consequences for the valuation, rendering it invalid or non-representable. In addition, the valuation may require the exercise of judgment, and differences of opinion as to the judgments may have consequences for the valuation. Reference sales and prices might form part of our valuation, and such prices are only representative at and around the relevant time of transaction. Later transactions or subsequent market events might change the relevance of these prices significantly, and may have consequences for the valuation. New transactions concluded concurring with the finalization of our valuation may not have been taken into consideration. Estimation of potential sales prices based on estimates of bid- or ask prices on vessel(s) for sale might form part of our valuation, and its subjective and uncertain nature are prone to estimation errors. Our valuation does not take into consideration the form or level of debt, if any. Any value of market debts relating to the vessel(s) or secured mortgages in the vessel(s) are not taken into consideration. Furthermore, our valuation does not take into account the potential implicit value of the vessel(s) based on an enterprise- or equity value of the owner of the vessel. Material changes in these market prices will therefore be deemed irrelevant for our valuation. (iv) No physical inspection - good and seaworthy condition We have not made a physical inspection of the vessel, nor have we inspected the classification or maintenance records. Our opinion is based on information of the vessel stipulated in standard reference books, or obtained by other sources as we have deemed appropriate. We have assumed for the purpose of the valuation that the vessel is in good and seaworthy condition with prompt charter free delivery (unless otherwise noted), with her class fully maintained, free of conditions and recommendations, undamaged and normally equipped. We have not assessed the validity of employment contracts or the standing of charterers. Our assumptions are made irrespective of any actual knowledge of facts to the contrary. We assume no responsibility for the accuracy of such assumptions or information. Any person contemplating entering into a transaction or otherwise relying on this valuation should satisfy himself by inspection of the vessel or otherwise as to the correctness of the statements and assumptions which the valuation contains. (v) Conflicting mandates We might have valuation assignments and/or other advisory mandates for your competitors or for potential buyers of similar vessel(s), which could be construed as a conflict of interest. We might also be involved as advisor or otherwise in transactions for purchase or sale of vessel(s), which we for confidentiality reasons may not take into account in our valuations. (vi) Addressees This valuation is provided solely for the use of the person to whom it is addressed for the intended non-public purposes. No liability or responsibility can be accepted towards any other person, neither by ourselves or our officers or directors. The valuation should not be disclosed to any third party, published or circulated without our written permission. (vii) Date and duration This valuation has been made as of the date specified, and is only representative of the fair value as of this date. It does not purport to be forward looking, and any material facts or matters of any kind arising up to or beyond this date may have significance for the assumptions and the opinion and estimation of fair market value stated herein. This valuation shall be governed by the Agreement and Norwegian law, with Oslo city court as exclusive venue for any disputes arising in relation hereto.

FEARNSALE This valuation is subject to our valuation disclaimer Ref# sfc9b4f3 Date: 21 December 2022 Name: METHANE JANE ELIZABETH Type: LNG Carrier IMO Number: 9307190 Built: 2006 Dwt: 78,984 Yard: Samsung Heavy Inds - Geoje Estimated value: MUSD 60.00 as per 21 December 2022

FEARNSALE This valuation is subject to our valuation disclaimer Ref# sfc9b4f3 Date: 21 December 2022 VALUATION DISCLAIMER (i) Introduction This valuation represents our opinion as to the fair and reasonable market value of the vessel(s) as specified, on the basis of the further assumptions set out herein as of the date hereof, and is given to the best of our knowledge. (ii) Main valuation assumptions This valuation is performed on the basis of ''willing seller and willing buyer'' at arm's length (assuming that no party is in a forced situation). The valuation is provided on a gross basis, not taking into account relevant transaction costs to bring a sale about. The valuation is provided on the basis of vessels being sold individually. No assurance can be given that the values can be sustained or are realisable in actual transactions. The valuation and particulars are statements of opinion and are not to be taken as representations of fact. The figures relate solely to our opinion of the market value as of the date given and should not be taken to apply to any other date. (iii) Factual assumptions and estimates and valuation methodology The valuation may be based on factual assumptions and estimations and in some cases forward looking estimates. There may also exist uncertainty relating to the facts in question. A breach of these assumptions may have consequences for the valuation, rendering it invalid or non-representable. Any forward looking estimates involve known and unknown risks, uncertainties and other factors which can result in a deviation from the estimates and might thus change the final result, outcome or development. Such forward looking statements may also be based on many assumptions relating to the vessel(s), the owner of the vessel and market conditions. The valuation methodology is adapted to each case, based on our professional judgment, and the valuation depends upon this. A change in the method or the weighing of different factors may have consequences for the valuation, rendering it invalid or non-representable. In addition, the valuation may require the exercise of judgment, and differences of opinion as to the judgments may have consequences for the valuation. Reference sales and prices might form part of our valuation, and such prices are only representative at and around the relevant time of transaction. Later transactions or subsequent market events might change the relevance of these prices significantly, and may have consequences for the valuation. New transactions concluded concurring with the finalization of our valuation may not have been taken into consideration. Estimation of potential sales prices based on estimates of bid- or ask prices on vessel(s) for sale might form part of our valuation, and its subjective and uncertain nature are prone to estimation errors. Our valuation does not take into consideration the form or level of debt, if any. Any value of market debts relating to the vessel(s) or secured mortgages in the vessel(s) are not taken into consideration. Furthermore, our valuation does not take into account the potential implicit value of the vessel(s) based on an enterprise- or equity value of the owner of the vessel. Material changes in these market prices will therefore be deemed irrelevant for our valuation. (iv) No physical inspection - good and seaworthy condition We have not made a physical inspection of the vessel, nor have we inspected the classification or maintenance records. Our opinion is based on information of the vessel stipulated in standard reference books, or obtained by other sources as we have deemed appropriate. We have assumed for the purpose of the valuation that the vessel is in good and seaworthy condition with prompt charter free delivery (unless otherwise noted), with her class fully maintained, free of conditions and recommendations, undamaged and normally equipped. We have not assessed the validity of employment contracts or the standing of charterers. Our assumptions are made irrespective of any actual knowledge of facts to the contrary. We assume no responsibility for the accuracy of such assumptions or information. Any person contemplating entering into a transaction or otherwise relying on this valuation should satisfy himself by inspection of the vessel or otherwise as to the correctness of the statements and assumptions which the valuation contains. (v) Conflicting mandates We might have valuation assignments and/or other advisory mandates for your competitors or for potential buyers of similar vessel(s), which could be construed as a conflict of interest. We might also be involved as advisor or otherwise in transactions for purchase or sale of vessel(s), which we for confidentiality reasons may not take into account in our valuations. (vi) Addressees This valuation is provided solely for the use of the person to whom it is addressed for the intended non-public purposes. No liability or responsibility can be accepted towards any other person, neither by ourselves or our officers or directors. The valuation should not be disclosed to any third party, published or circulated without our written permission. (vii) Date and duration This valuation has been made as of the date specified, and is only representative of the fair value as of this date. It does not purport to be forward looking, and any material facts or matters of any kind arising up to or beyond this date may have significance for the assumptions and the opinion and estimation of fair market value stated herein. This valuation shall be governed by the Agreement and Norwegian law, with Oslo city court as exclusive venue for any disputes arising in relation hereto.

FEARNSALE This valuation is subject to our valuation disclaimer Ref# sf7593ff Date: 21 December 2022 Name: METHANE RITA ANDREA Type: LNG Carrier IMO Number: 9307188 Built: 2006 Dwt: 79,046 Yard: Samsung Heavy Inds - Geoje Estimated value: MUSD 60.00 as per 21 December 2022

FEARNSALE This valuation is subject to our valuation disclaimer Ref# sf7593ff Date: 21 December 2022 VALUATION DISCLAIMER (i) Introduction This valuation represents our opinion as to the fair and reasonable market value of the vessel(s) as specified, on the basis of the further assumptions set out herein as of the date hereof, and is given to the best of our knowledge. (ii) Main valuation assumptions This valuation is performed on the basis of ''willing seller and willing buyer'' at arm's length (assuming that no party is in a forced situation). The valuation is provided on a gross basis, not taking into account relevant transaction costs to bring a sale about. The valuation is provided on the basis of vessels being sold individually. No assurance can be given that the values can be sustained or are realisable in actual transactions. The valuation and particulars are statements of opinion and are not to be taken as representations of fact. The figures relate solely to our opinion of the market value as of the date given and should not be taken to apply to any other date. (iii) Factual assumptions and estimates and valuation methodology The valuation may be based on factual assumptions and estimations and in some cases forward looking estimates. There may also exist uncertainty relating to the facts in question. A breach of these assumptions may have consequences for the valuation, rendering it invalid or non-representable. Any forward looking estimates involve known and unknown risks, uncertainties and other factors which can result in a deviation from the estimates and might thus change the final result, outcome or development. Such forward looking statements may also be based on many assumptions relating to the vessel(s), the owner of the vessel and market conditions. The valuation methodology is adapted to each case, based on our professional judgment, and the valuation depends upon this. A change in the method or the weighing of different factors may have consequences for the valuation, rendering it invalid or non-representable. In addition, the valuation may require the exercise of judgment, and differences of opinion as to the judgments may have consequences for the valuation. Reference sales and prices might form part of our valuation, and such prices are only representative at and around the relevant time of transaction. Later transactions or subsequent market events might change the relevance of these prices significantly, and may have consequences for the valuation. New transactions concluded concurring with the finalization of our valuation may not have been taken into consideration. Estimation of potential sales prices based on estimates of bid- or ask prices on vessel(s) for sale might form part of our valuation, and its subjective and uncertain nature are prone to estimation errors. Our valuation does not take into consideration the form or level of debt, if any. Any value of market debts relating to the vessel(s) or secured mortgages in the vessel(s) are not taken into consideration. Furthermore, our valuation does not take into account the potential implicit value of the vessel(s) based on an enterprise- or equity value of the owner of the vessel. Material changes in these market prices will therefore be deemed irrelevant for our valuation. (iv) No physical inspection - good and seaworthy condition We have not made a physical inspection of the vessel, nor have we inspected the classification or maintenance records. Our opinion is based on information of the vessel stipulated in standard reference books, or obtained by other sources as we have deemed appropriate. We have assumed for the purpose of the valuation that the vessel is in good and seaworthy condition with prompt charter free delivery (unless otherwise noted), with her class fully maintained, free of conditions and recommendations, undamaged and normally equipped. We have not assessed the validity of employment contracts or the standing of charterers. Our assumptions are made irrespective of any actual knowledge of facts to the contrary. We assume no responsibility for the accuracy of such assumptions or information. Any person contemplating entering into a transaction or otherwise relying on this valuation should satisfy himself by inspection of the vessel or otherwise as to the correctness of the statements and assumptions which the valuation contains. (v) Conflicting mandates We might have valuation assignments and/or other advisory mandates for your competitors or for potential buyers of similar vessel(s), which could be construed as a conflict of interest. We might also be involved as advisor or otherwise in transactions for purchase or sale of vessel(s), which we for confidentiality reasons may not take into account in our valuations. (vi) Addressees This valuation is provided solely for the use of the person to whom it is addressed for the intended non-public purposes. No liability or responsibility can be accepted towards any other person, neither by ourselves or our officers or directors. The valuation should not be disclosed to any third party, published or circulated without our written permission. (vii) Date and duration This valuation has been made as of the date specified, and is only representative of the fair value as of this date. It does not purport to be forward looking, and any material facts or matters of any kind arising up to or beyond this date may have significance for the assumptions and the opinion and estimation of fair market value stated herein. This valuation shall be governed by the Agreement and Norwegian law, with Oslo city court as exclusive venue for any disputes arising in relation hereto.